                                                                  EXHIBIT 10.91



                                 FIFTH AMENDMENT

                  FIFTH AMENDMENT, dated as of May 10, 1999 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 and as amended by the First Amendment dated as of November 19, 1998, the Second Amendment dated as of December 29, 1998, the Third Amendment dated as of April 8, 1999 and the Fourth Amendment dated as of April 15, 1999 (the "Credit Agreement"), among Key Energy Group, Inc. (now known as Key Energy Services, Inc.), a Maryland corporation (the "Borrower"), the several Lenders from time to time parties thereto, PNC Bank, National Association ("PNC"), as Administrative Agent, Norwest Bank Texas, N.A., as Collateral Agent and PNC Capital Markets, Inc., as Arranger.

                  The parties hereto hereby agree as follows:

                  Section 1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein as defined terms are so used as so defined.

                  Section 2. AMENDMENT TO SUBSECTION 2.10(d) (MANDATORY PREPAYMENTS AND COMMITMENT REDUCTIONS--SIGNIFICANT DISPOSITION). Subsection 2.10(d) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new Subsection 2.10(d):

                           "(d) [Intentionally left blank]."

                  Section 3. AMENDMENT TO SUBSECTION 7.5(c) (LIMITATION ON FUNDAMENTAL CHANGES). Subsection 7.5(c) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new Subsection 7.5(c):

                           "(c) any Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets as long as such transaction does not violate Section 7.6."

                  Section 4. AMENDMENT TO SUBSECTION 7.7 (LIMITATION ON RESTRICTED PAYMENTS). Subsection 7.7 of the Credit Agreement is hereby amended by inserting, immediately following the reference to "40%" contained in clause
(iii) of the proviso contained in such subsection, the following reference: ", and (c) may apply up to $10,000,000 in the aggregate of the Net Cash Proceeds of the Significant Disposition to make payments in respect of repurchases of its Capital Stock and/or the repurchase, redemption or defeasance of Dawson 9-3/8% Notes, Convertible Subordinated Debentures, 1997 Convertible Subordinated Notes or Senior Subordinated Notes".

                  Section 5. AMENDMENT TO SUBSECTION 7.8 (LIMITATION ON CAPITAL EXPENDITURES). Subsection 7.8 of the Credit Agreement is hereby amended by inserting immediately following the phrase "except for" contained in the second line of such subsection the following: "(a) expenditures in an amount up to $10,000,000 in the aggregate using the Net Cash Proceeds of the Significant Disposition and (b)".

                  Section 6. AMENDMENT TO SUBSECTION 7.10 (LIMITATION ON OPTIONAL PAYMENTS AND MODIFICATIONS OF DEBT INSTRUMENTS AND ORGANIZATIONAL DOCUMENTATION, ETC.). Subsection 7.10 of the Credit Agreement is hereby amended by deleting the period at the end of such subsection and inserting the following new clause (v):

                           ", and (v) the Borrower may apply up to $10,000,000
                  in the aggregate of the Net Cash Proceeds of the Significant Disposition in accordance with Section 7.7(c)."

                  Section 7. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of the date (the "Effective Date") that the Administrative Agent shall have received (a) this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Required Lenders (and, in the case of Section 2 of this Amendment, the Required Prepayment Lenders), (b) the attached Acknowledgment and Consent, executed and delivered by a duly authorized officer of each of the signatories thereto, and (c) such other corporate documents and resolutions as the Administrative Agent may request.

                  Section 8. MISCELLANEOUS.

                  (a) REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and the Lenders that as of the Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrower in or pursuant to the Credit Agreement or any Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

                  (b) CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the borrower that would require an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein. Except as expressly consented to hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  (c) FEES AND EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  (d) COUNTERPARTS. This Amendment may be executed in any number of counterparts (including by telecopy) by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

                  (e) GOVERNING LAW. THIS WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                         KEY ENERGY SERVICES, INC. (formerly
                                         known as Key Energy Group, Inc.)


                                         By:/s/ Stephen E. McGregor
                                            ------------------------------------
                                         Title: Executive Vice President


                                         PNC BANK, NATIONAL ASSOCIATION,
                                         as Administrative Agent and as a Lender


                                         By:/s/ Thomas A. Majeski
                                            ------------------------------------
                                         Title: Senior Vice President


                                         NORWEST BANK TEXAS, N.A.


                                         By:/s/ Dale S. Gravelle
                                            ------------------------------------
                                         Title: Vice President


                                         BANK POLSKA KASA OPIEKI S.A.,
                                         PEKAO S.A. GROUP, NEW YORK
                                         BRANCH


                                         By:/s/ Hussein B. El-Tawil
                                            ------------------------------------
                                         Title: Vice President


                                         BANK LEUMI, USA


                                         By:/s/ Joung Hee Hong
                                            ------------------------------------
                                         Title: Vice President


                                         BOEING CAPITAL CORPORATION


                                         By:/s/ David Nelson
                                            ------------------------------------
                                         Title: Special Credits Officer


                                         THE CIT GROUP/EQUIPMENT
                                         FINANCING, INC.


                                         By: /s/ Renay Jeune
                                            ------------------------------------
                                         Title: Senior Credit Analyst

                                         KZH HIGHLAND-2 LLC


                                         By:
                                         Title:


                                         KZH PAMCO LLC


                                         By:
                                         Title:


                                         PAMCO CAYMAN LTD.

                                         By: Highland Capital Management, L.P.,
                                             as Collateral Manager


                                         By:
                                         Title:


                                         ML CLO XX PILGRIM AMERICA
                                         (CAYMAN) LTD.

                                         By: Pilgrim Investments, Inc. as its
                                             Investment Manager


                                         By:
                                         Title:


                                         PILGRIM PRIME RATE TRUST

                                         By: Pilgrim Investments, Inc., as its
                                             Investment Manager


                                         By:
                                         Title:


                                         MERRILL LYNCH PRIME RATE
                                         PORTFOLIO

                                         By: Merrill Lynch Asset Management,
                                             L.P., as Investment Advisor


                                         By:
                                         Title:


                                         MERRILL SENIOR FLOATING RATE
                                         FUND, INC.


                                         By:
                                         Title: